UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 6, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT 99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 12, 2007, Blue Nile, Inc. issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On February 6, 2007, Brian McAndrews notified the Board of Directors of Blue Nile, Inc. (the “Company”) of his decision not to stand for re-election to the Board of Directors at the Company’s annual meeting of stockholders in 2007. Mr. McAndrews will continue to serve as a director of the Company until the 2007 annual meeting of stockholders, which is currently expected to be held in May 2007.
In connection with Mr. McAndrews’s decision not to stand for re-election, the Board of Directors reduced the size of the Board of Directors from eight members to seven members effective as of the date of the 2007 annual meeting of stockholders.
On February 6, 2007, the Board of Directors promoted Diane Irvine, age 48, to President of Blue Nile. Ms. Irvine has served as Blue Nile’s Chief Financial Officer since December 1999 and as director since May 2001. As President, Ms. Irvine will be responsible for the Company’s day-to-day operations and will continue to hold the position of Chief Financial Officer until her successor is named. Ms. Irvine’s current salary and the other material terms of her employment with Blue Nile have not been modified. Mr. Vadon, who previously held the office of President, will continue in his role as Chairman of the Board of Directors and Chief Executive Officer.
A copy of the press release announcing Ms. Irvine’s appointment is attached as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release, dated February 12, 2007, issued by Blue Nile, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Diane M. Irvine
Diane M. Irvine
President and Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: February 12, 2007